UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

(737) 281-0101

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐
Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:	☐
Digital Realty Trust, L.P.:	☐

Introductory Note

Unless otherwise indicated or unless the context requires otherwise, all references in this report to “we,” “us,” “our,” “our company,” “the company” or “Digital Realty” refer to Digital Realty Trust, Inc., together with its consolidated subsidiaries, including Digital Realty Trust, L.P., our “operating partnership.”

Item 1.01. Entry into a Material Definitive Agreement.

On August 11, 2022 (the “Closing Date”), Digital Dutch Finco B.V., a wholly owned subsidiary of the operating partnership, as borrower, and Digital Realty Trust, Inc., Digital Realty Trust, L.P. and Digital Euro Finco, LLC, as guarantors, the banks, financial institutions and other institutional lenders party thereto, as lenders, and Citibank, N.A., as administrative agent, with Bank of America, N.A. and JPMorgan Chase Bank, N.A., as syndication agents, BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc., PNC Bank, National Association, The Bank of Nova Scotia, Bank of China, Los Angeles Branch, Oversea-Chinese Banking Corporation, Limited – Los Angeles Agency, Raymond James Bank, Sumitomo Mitsui Banking Corporation, DBS Bank LTD., TD Securities (USA) LLC and U.S. Bank National Association, as joint lead arrangers, BofA Securities, Inc., Citibank, N.A. and JPMorgan Chase Bank, N.A., as joint bookrunners, and Deutsche Bank Securities Inc., PNC Bank, National Association, The Bank of Nova Scotia, Bank of China, Los Angeles Branch, Oversea-Chinese Banking Corporation, Limited – Los Angeles Agency, Raymond James Bank, Sumitomo Mitsui Banking Corporation, DBS Bank LTD., TD Securities (USA) LLC, New York Branch and U.S. Bank National Association, as co-documentation agents, entered into a term loan agreement (the “Euro Term Loan Agreement”) which governs (i) a €375,000,000 three-year senior unsecured term loan facility (the “2025 Term Facility”), the entire amount of which was funded on the Closing Date, and (ii) a €375,000,000 five-year senior unsecured term loan facility (the “2025-27 Term Facility” and, together with the 2025 Term Facility, the “Facilities”), comprised of €125,000,000 of initial term loans, the entire amount of which was funded on the Closing Date, and €250,000,000 of delayed draw term loan commitments that were not funded on the Closing Date but may be drawn in a single drawing or up to four separate drawings at any time on or prior to September 10, 2022.

The Facilities provide for borrowings in Euros. The 2025 Term Facility matures on August 11, 2025. The 2025-27 Term Facility matures on August 11, 2025, subject to two maturity extension options of one year each.

The interest rate for borrowings under the Facilities is based on EURIBO, plus a margin based on the corporate credit rating of our long-term senior unsecured debt of between 0.80% and 1.60% per annum. As of the Closing Date, the applicable rate for borrowings is EURIBO plus 0.95% per annum. We are also required to pay certain fees to the administrative agent under the Facilities. The Facilities may be voluntarily prepaid in whole or in part at any time without premium or penalty.  Amounts borrowed under the Facilities and repaid or prepaid may not be reborrowed.

Borrowings under the Euro Term Loan Agreement are guaranteed by Digital Realty Trust, Inc., Digital Euro Finco, LLC and the operating partnership. In specified circumstances, additional guarantors are required to be added. The Euro Term Loan Agreement contains various restrictive covenants, including limitations on our ability to make certain investments or merge with another company, and requirements to maintain financial coverage ratios, including with respect to unencumbered assets. In addition, the Euro Term Loan Agreement restricts Digital Realty Trust, Inc. from making distributions to its stockholders, or redeeming or otherwise repurchasing shares of its capital stock, after the occurrence and during the continuance of an event of default, except in limited circumstances including as necessary to enable Digital Realty Trust, Inc. to maintain its qualification as a REIT and to avoid the payment of income or excise tax.

In addition, the Euro Term Loan Agreement includes events (including, without limitation, a non-payment under the loans, a breach of warranties and representations in any material respect, non-compliance with covenants by a borrower, cross-default for payment defaults and cross-acceleration for other defaults under material debt or a change of control) which, if not cured within the time period, if any, specified in the Euro Term Loan Agreement would constitute an event of default.

Upon the occurrence and continuance of such events of default, the lenders holding more than a majority of the commitments and loans may elect to accelerate the outstanding principal and accrued and unpaid interest under the Euro Term Loan Agreement. Further, outstanding principal and accrued and unpaid interest thereon automatically accelerate upon the entry of an order for relief with respect to any borrower under any bankruptcy, insolvency or other similar law.

As of August 11, 2022, certain of the joint lead arrangers and joint bookrunners or their affiliates are customers of ours, and certain other lenders have other relationships with us.

The foregoing is a summary of the material terms of the Euro Term Loan Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the Euro Term Loan Agreement, which is filed as an exhibit to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Euro Term Loan Agreement in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Item9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1 *

Term Loan Agreement, dated as of August 11, 2022, among Digital Dutch Finco B.V., and the other initial borrowers named therein and additional borrowers party thereto, as borrowers, Digital Realty Trust, L.P, Digital Euro Finco LLC and Digital Realty Trust, L.P. as guarantors, the subsidiary borrowers and additional guarantors named therein, the initial lenders and issuing banks named therein, Citibank, N.A., as administrative agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as syndication agents, BofA Securities, Inc., Citibank, N.A., JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc., PNC Bank, National Association, The Bank of Nova Scotia, Bank of China, Los Angeles Branch, Oversea-Chinese Banking Corporation, Limited – Los Angeles Agency, Raymond James Bank, Sumitomo Mitsui Banking Corporation, DBS Bank LTD., TD Securities (USA) LLC and U.S. Bank National Association, as joint lead arrangers, BofA Securities, Inc., Citibank, N.A. and JPMorgan Chase Bank, N.A., as joint bookrunners, and the other agents and lenders named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this exhibit have been omitted because such portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: August 17, 2022

Digital Realty Trust, Inc.
By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.
By:	Digital Realty Trust, Inc.
Its general partner
By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary